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                                                                  EXHIBIT 10.107

                    SUBORDINATION AND INTERCREDITOR AGREEMENT

          THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "AGREEMENT") dated as of March 31, 1999, is made by and among (a) National Financial Auto Funding Trust, a Delaware business trust ("BORROWER"); (b) National Auto Finance 1995-1 Trust, National Auto Finance 1996-1 Trust, National Auto Finance 1997-1 Trust and National Auto Finance 1998-1 Trust (collectively, the "ISSUERS"); (c) National Auto Finance Company, Inc. ("NAFI"); (d) First Union National Bank ("FIRST UNION" or "JUNIOR LIEN HOLDER"); (e) Financial Security Assurance Inc., a New York stock insurance company ("FSA"); and (f) Harris Trust and Savings Bank, an Illinois banking corporation, as Trustee and Collateral Agent ("SENIOR LIEN HOLDER"). All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

                                 R E C I T A L S

     A. FSA is the "Controlling Party" as that term is defined in the Underlying Transaction Documents.

     B. FSA issued insurance policies to Senior Lien Holder in such Senior Lien Holder's capacity as the trustee or indenture trustee, as applicable (in such capacity, the "TRUSTEE") of the Underlying Trusts, to guarantee certain scheduled payments to holders of notes or certificates, as applicable (the "NOTEHOLDERS" or "CERTIFICATEHOLDERS") issued by the Issuers (the "INSURER OBLIGATIONS").

     C. Pursuant to that certain Revolving Credit, Term Loan and Security Agreement ("CREDIT AGREEMENT") dated as of March 31, 1999 among Borrower, NAFI and First Union, First Union will extend certain financial accommodations to the Borrower to be secured by, among other things, a lien on the Borrower's right, title and interest in and to the Collateral (as such term is defined in Section
10.1 of the Credit Agreement; for purposes of this Agreement, "SUBORDINATED COLLATERAL" shall mean all Collateral that is not First Priority Collateral). The obligations of Borrower and its affiliates to Junior Lien Holder, whether under the Credit Agreement or otherwise, are referred to herein as the "JUNIOR LOAN."

     D. It is a condition precedent to the Credit Agreement that FSA consent to a junior lien on the Collateral and FSA is willing to consent solely upon and in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and in order to induce FSA and Senior Lien Holder to consent, First Union, Senior Lien Holder, Borrower, the Issuers, and FSA hereby agree as follows:


LA/INTERCREDITOR AGREEMENT(FINAL)


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                                    ARTICLE I

                                THE SUBORDINATION

          I.1 AGREEMENT TO SUBORDINATE. Junior Lien Holder, each Issuer and Borrower each agrees that any and every lien and security interest, whether now existing or hereinafter granted, in the Subordinated Collateral in favor of or held for the benefit of Senior Lien Holder or FSA has and shall have priority over any lien or security interest that Junior Lien Holder now has or may hereafter acquire in the Subordinated Collateral notwithstanding (a) any statement or provision to the contrary, whether or not contained in any agreement, instrument or document; (b) irrespective of the time or order of filing or recording of financing statements, deeds of trust, mortgages or other notices of security interests, liens or assignments granted pursuant thereto;
(c) irrespective of anything contained in any filing or agreement to which any party hereto or its respective successors and assigns may now or hereafter be a party; and (d) irrespective of the ordinary rules for determining priorities under the UCC or under any other law governing the relative priorities of secured creditors. The Junior Loan and the Transaction Documents and all advances made thereunder (without regard to the application of such advances) are hereby, and shall continue to be, except with respect to First Priority Collateral, subject and subordinate in lien and in payment to: (a) Senior Lien Holder, FSA and the Certificateholders and Noteholders; (b) the Underlying Transaction Documents and all sums due thereunder; and (c) all interest, premiums and all other sums due to Senior Lien Holder, FSA or the Certificateholders and Noteholders. All of the terms, covenants and conditions of the Transaction Documents are hereby, and shall continue to be, subordinate to all of the terms, covenants and conditions of the Underlying Transaction Documents.

          I.2 SUSPENSION OF REMEDIES OF JUNIOR LIEN HOLDER. For purposes of this Agreement, the "SENIOR SECURED OBLIGATIONS" shall mean all indebtedness and other obligations of any kind owed to each of the Underlying Trustees, Senior Lien Holder, FSA and the Noteholders and Certificateholders in connection with the Original Underlying Transaction Documents. Until the Senior Secured Obligations have been fully and indefeasibly paid in full in cash and the Final Insurance Termination Date shall have occurred:

          (a) Junior Lien Holder shall have no right to receive any payment, dividend or other distribution from Borrower, any Issuer or either Underlying Trustee from or by way of the Collateral, or enforce any security interest in, foreclose, levy or execute upon, or collect or attach the Collateral, whether by private or judicial action or otherwise except with respect to First Priority Collateral to the extent set forth in this Section 1.2 below;

          (b) Junior Lien Holder agrees that any payments, dividends or other distribution received from Borrower, any Issuer or any Underlying Trustee, directly or indirectly, in violation of this Agreement, in cash or other property, by setoff or in any other manner, from or by way of the Subordinated Collateral, shall be received in trust for the benefit of Senior lien holder, FSA and the Noteholders and Certificateholders as their interests may appear pursuant to the Underlying Transaction Documents, shall be held in the same form in which it is received and shall be immediately turned over to


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Senior Lien Holder for the benefit of the Senior Secured Obligations until the
Senior Secured Obligations have been fully and indefeasibly paid in full in cash;

        (c) Junior Lien Holder agrees not to ask, demand, take or receive from Borrower, any Issuer or any Underlying Trustee, directly or indirectly, in cash or other property or by setoff or in any other manner, from or by way of the Subordinated Collateral, any payment, dividend or other distribution unless and until the Senior Secured Obligations shall have been fully and indefeasibly paid in full in cash; and

        (d) Junior Lien Holder agrees that it will not take or permit any action to be taken which would be prejudicial to or inconsistent with the priority position of Senior Lien Holder, FSA or the Certificateholders or Noteholders under this Agreement or with Senior Lien Holder's, FSA's or Certificateholders' or Noteholders' rights under the Underlying Transaction Documents.

        (e) Nothing contained in this Agreement is intended to or shall be deemed to restrict the payment of Free Cash Flow as defined in the Irrevocable Instruction Letter or to restrict Junior Lien Holder's ability to compel the payment of Free Cash Flow to the extent Borrower could do so under the Underlying Transaction Documents or to set off against First Priority Collateral only; provided that such payments are made strictly in accordance with, upon the terms and subject to the conditions set forth in the Underlying Transaction Documents, the Irrevocable Instruction Letter and this Agreement.

        I.3  LOCKBOX ACCOUNT.

        (a) First Union, in its capacity of Lockbox Bank, hereby acknowledges and agrees that any and all Trust Receivables (as defined below) received by First Union or deposited into the Lockbox Account (as defined below) shall be transferred by First Union to the Collection Account (as defined in the Underlying Transaction Documents) to be distributed in accordance with the Underlying Transaction Documents. First Union further acknowledges and agrees that it may not exercise, and hereby expressly waives, any rights of set off, recoupment, banker's lien, statutory lien or any similar rights pursuant to any applicable law or in equity against the Trust Receivables received by First Union, in its capacity of Lockbox Bank, or deposited into the Lockbox Account; provided, however, that if any checks, money orders, drafts, collection remittances and other instruments (collectively, "CHECKS") relating to Trust Receivables paid to the Collection Account are returned unpaid or otherwise dishonored, First Union, in its capacity of Lockbox Bank, shall have the right to charge any and all such returned or dishonored Checks (together with all customary service charges and other fees related thereto) against the Lockbox Account or to demand reimbursement therefor directly from Borrower, or if neither of the foregoing reimburses First Union, then upon notice delivered to the Senior Lien Holder and FSA prior to the Final Insurance Termination Date, First Union, in its capacity of Lockbox Bank, may obtain reimbursement from the Collection Account, the Master Spread Account or to the extent funds on account for such dishonored checks actually were received in the Collection Account, in the Master Spread Account or by FSA.


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          (b)  First Union, in its capacity of Lockbox Bank, shall send to each of Senior Lien Holder only upon written request of Senior Lien Holder and FSA copies of all returned and dishonored Checks relating to Trust Receivables promptly upon (and, in any event, within ten days following) First Union's receipt thereof, and upon Senior Lien Holder's or FSA's request First Union, in its capacity of Lockbox Bank, shall provide each of Senior Lien Holder and FSA with copies of the regular monthly bank statements provided to Borrower or its Affiliates or Issuer or its Affiliate and such other information relating to the Lockbox Account as shall reasonably be requested by Senior Lien Holder or FSA. First Union, in its capacity of Lockbox Bank, shall also deliver a copy of all notices and statements required to be sent pursuant to any agreement governing or related to the Lockbox Account (including any Lockbox agreements executed in connection therewith) to Senior Lien Holder and FSA at such times as provided therein.

          (c) For the purposes of this Section 1.3, the term (i) "LOCKBOX ACCOUNT" shall mean any and all lockbox or other accounts established with First Union by Borrower, Borrower's Affiliates, the Issuers or the Issuers' Affiliates, and (ii) "TRUST RECEIVABLES" shall mean each of (A) any and all payments made or amounts paid in connection with the Contracts, and (B) any and all proceeds from the repossession or other disposition of any Vehicle made in connection with a delinquent Contract.

          (d) Borrower, NAFI, Senior Lien Holder, and FSA will at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that First Union may request, in order to carry out the provisions of this
Section 1.3, including without limitation, providing all documents and other information related to returned or dishonored Checks and all customary service charges and other fees related thereto, all of which shall be at the expense of Borrower and if Borrower fails to pay, at the expense of NAFI. First Union shall not be liable for customary service charges and other fees in its capacity as Lockbox Bank.

          I.4 DEFINITION OF PROCEEDING. "Proceeding" as used herein means any voluntary or involuntary bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Issuer or Borrower or any other distribution of all or any of the assets of any Issuer or Borrower to creditors of any Issuer or Borrower upon the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of any Issuer or Borrower or its debts. Upon the occurrence of any Proceeding, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Collateral to Junior Lien Holder shall be paid or delivered directly to senior lien Holder for application (in the case of cash) to or as collateral (in the case of noncash property or securities) for the Senior Secured Obligations until the Senior Secured Obligations shall have been fully and indefeasibly paid in full in cash.

          I.5 NO COMMENCEMENT OF ANY PROCEEDING. Junior Lien Holder agrees that, prior to the date which one year and one day after the later of: (a) the date on which all Senior Secured Obligations have been fully and indefeasibly paid in full in cash and (b) the Final Insurance Termination Date, such Junior Lien Holder will not


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commence, or join with any creditor in commencing or maintaining, any Proceeding by or against Borrower, any Issuer or NAFI. This Section 1.5 shall survive the termination of this Agreement.

          I.6 NONASSIGNABILITY OF JUNIOR LOAN AND LIENS CONSENTED TO. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, participants, transferees and assigns (collectively, "ASSIGNEES") including any Assignee who may be in interest as a matter of applicable law such as a receiver or trustee or any Assignee purporting to obtain an interest in violation of the provisions of this Agreement. Junior Lien Holder hereby covenants and agrees that none of its legal or beneficial right, title or interest in or to the Subordinated Collateral or under the Transaction Documents may be sold, assigned, participated, syndicated, pledged, encumbered or transferred, in whole or in part, absolutely or collaterally, to any Person without the prior written consent of Senior Lien Holder and FSA, which consent may be arbitrarily withheld for any reason or for no reason. Any attempt to transfer, directly or indirectly, all or any portion of the Junior Loan, the Junior Lien or the First Priority Lien under the Credit Agreement or any other Transaction Document or to transfer any of Junior Lien Holder's interest in the Collateral in violation of this Agreement shall be null and void, ab initio.

          I.7 MARSHALING; PAYMENTS SET ASIDE. None of Senior Lien Holder, FSA, the Noteholders, or the Certificateholders shall be under any obligation to marshal any assets in favor of Junior Lien Holder, Borrower, any Issuer or any other Person or against or in payment of any or all of the Senior Secured Obligations. Each of Junior Lien Holder, Borrower and each Issuer hereby waives any and all rights each shall have at any time under any law pertaining to marshaling of assets, the sale of property in the inverse order of alienation, the administration of estates of decedents, appraisement, valuation, stay, extension or redemption or any other similar laws or equitable principles as now or hereafter in force to the fullest extent permitted by applicable law.

          I.8 NO SET-OFFS BY JUNIOR LIEN HOLDER. Until the Final Insurance Termination Date, Junior Lien Holder hereby agrees that it may not exercise any right of set off, recoupment, banker's lien, statutory lien or any similar right under any applicable law or in equity against Borrower. Until the Insurance Termination Date, Junior Lien Holder hereby agrees that it may not exercise any right of set off, recoupment, banker's lien, statutory lien or any similar right under any applicable law or in equity against such Issuer. If any action is taken in violation of this provision or if the preceding sentence should be inapplicable or unenforceable in any respect, Junior Lien Holder agrees that the exercise of any such right shall be for the benefit of Senior Lien Holder, FSA and the Certificateholders and Noteholders and agrees to immediately turns over the proceeds of any such set off, recoupment or lien to Senior Lien Holder for application to the Senior Secured Obligations.

          I.9 NO RIGHTS OF SUBROGATION/NO ASSIGNMENT. Junior Lien Holder agrees that no payment or distribution to Senior Lien Holder pursuant to the provisions of this Agreement shall entitle Junior Lien Holder to exercise rights of subrogation, if any, until the Final Insurance Termination Date. Nothing contained in this Agreement shall constitute an assignment by any party to another. Nothing contained in this Agreement is intended to or shall excuse or alter, as between Borrower and Junior Lien Holder, any of


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the obligations of Borrower to Junior Lien Holder, or to affect the relative rights against Borrower of Junior Lien Holder and creditors of Borrower other than the rights of Senior Lien Holder and FSA and the Noteholders and Certificateholders and Junior Lien Holder as between them. Junior Lien Holder, each Issuer and Borrower each agrees to and hereby does expressly waive to the fullest extent permitted under applicable law any and all rights, whether at law or in equity, (a) to request or compel Senior Lien Holder, FSA or the Noteholders or Certificateholders to give notice to Junior Lien Holder of any action taken (or not taken) by Senior Lien Holder, FSA or the Noteholders or Certificateholders with respect to the Collateral (other than the Interest Reserve Account and the Swap Agreement), the Senior Secured Obligations or otherwise under the Underlying Transaction Documents; (b) to request or compel marshalling with respect to the Collateral held for the Senior Secured Obligations; or (c) to challenge the validity, enforceability or first priority of Senior Lien Holder's and FSA's claims and liens or the exercise of any rights or remedies by Senior Lien Holder, FSA or the Noteholders or Certificateholders pursuant to the Underlying Transaction Documents.

          I.10 FURTHER ASSURANCES. Junior Lien Holder, each Issuer and Borrower will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action (other than any action to commence or maintain a Proceeding), that may be necessary or desirable, or that either Senior Lien Holder, FSA or the Certificateholders or Noteholders may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable Senior Lien Holder, FSA or the Certificateholders or Noteholders to exercise and enforce its rights and remedies under this Agreement or the Underlying Transaction Documents.

          Junior Lien Holder, each Issuer and Borrower each agrees that Senior Lien Holder, FSA and the Certificateholders and Noteholders shall have all of the rights, remedies and discretion provided in connection with the Underlying Transaction Documents, including, without limitation, the right to extend, renew, modify, increase, waive or amend any of the terms thereof, to sell, exchange, release or otherwise deal with any of the Collateral, release Borrower, any Issuer or any other person liable in any manner for any obligations owed to Senior Lien Holder, FSA or the Certificateholders or Noteholders, or exercise or refrain from exercising any rights thereunder or at law. The foregoing reservation of rights and remedies under the Underlying Transaction Documents shall further include, without limitation, the right to charge a default rate of interest on any amounts owed thereunder, to foreclose upon the Collateral as provided therein, and to purchase in lieu of redemption any Certificates and any Notes (as the terms "Certificates" and "Notes" are defined in the Underlying Transaction Documents).

          Any and all such rights, remedies, actions or omissions in Senior Lien Holder's or FSA's discretion may be taken without incurring any responsibility or liability to Junior Lien Holder, without impairing or releasing the obligations of Borrower, any Issuer or Junior Lien Holder under this Agreement, without otherwise affecting the rights of Senior Lien Holder or FSA under this Agreement or any Underlying Transaction Document and without any notice to or consent of Junior Lien Holder.


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          The rights of Senior Lien Holder, FSA and the Noteholders and
Certificateholders under this Agreement shall not be prejudiced or impaired by any action or omission of Senior Lien Holder, Borrower, any Issuer, any Underlying Trustee, Junior Lien Holder or any person in custody of the Collateral or the assets, property or operations of Borrower or any Issuer or by the failure of Borrower, any Issuer, or Junior Lien Holder to comply with any of the terms of this Agreement, the Transaction Documents or the Underlying Transaction Documents.

          Junior Lien Holder agrees not to directly or indirectly challenge, contest, or participate in any effort to challenge, contest, set aside, alter, amend or modify the rights and priorities set forth in the Underlying Transaction Documents or this Agreement.

          I.11 AGREEMENT BY JUNIOR LIEN HOLDER, BORROWER AND ISSUERS. Junior Lien Holder, each Issuer and Borrower each agrees that it will not (a) take any other action, in contravention of the provisions of this Agreement, (b) challenge, directly or indirectly, the enforceability or validity of this Agreement, any of the Underlying Transaction Documents or any of the provisions hereof or thereof, or (c) challenge, directly or indirectly, the true sale nature and absolute assignment of all of any Issuer's, Senior Lien Holder's or FSA's interest in the Trust Estate (as defined in the Underlying Transaction Documents).

          I.12 OBLIGATIONS HEREUNDER NOT AFFECTED. All rights and interests of Senior Lien Holder, FSA and the Noteholders and Certificateholders under this Agreement, and all agreements and obligations of Junior Lien Holder, Borrower and Issuers under this Agreement, shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any Transaction Document or Underlying Transaction Document or any other agreement or instrument relating thereto;

          (b) any change in any term of any Transaction Document or Underlying Transaction Document, or any other amendment or waiver of or any consent to departure from any Transaction Document or Underlying Transaction Document;

          (c) any exchange, release or non-perfection of the Collateral, or any release or amendment or waiver of or consent to departure from any of the terms of the Senior Secured Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, any Issuer, or any guarantor or subordinated creditor.

Notwithstanding anything contained in this Agreement or any Transaction Document, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment to any of Senior Lien Holder, FSA or any Noteholder or Certificateholder from Borrower, any Issuer or any other person or by way of enforcement of any remedies or otherwise from the Collateral is rescinded, avoided or must otherwise be returned or paid by Senior Lien Holder, FSA or any Noteholder or



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Certificateholder for any reason, whether following the institution of a
Proceeding or otherwise, under any bankruptcy law, state or federal law, common law or equitable cause, all as though such payment had not been made and, in that event, the obligations of the parties hereunder shall be revived with respect to such amounts ("REVIVED CLAIMS"), all of which shall constitute Senior Secured Obligations.

          I.13 PAYMENTS AND DISTRIBUTIONS HELD IN TRUST. All payments, dividends or other distributions from or by way of the Collateral, other than First Priority Collateral, which are received by Junior Lien Holder contrary to the provisions of this Agreement shall be received in trust for the benefit of Senior Lien Holder, FSA and the Noteholders and Certificateholders, shall be held in the same form received, and shall be segregated from other funds and property held by Junior Lien Holder and shall immediately be paid over to Senior Lien Holder in the same form as received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the Senior Secured Obligations in accordance with the terms of the Underlying Transaction Documents until the Senior Secured Obligations are fully and indefeasibly paid in full in cash.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          II.1 REPRESENTATIONS AND WARRANTIES OF FIRST UNION. First Union represents and warrants that it is the only Lender and Agent under the Credit Agreement and that, as Lender, it holds one hundred percent (100%) of the Lender's legal and beneficial interests, obligations and liens under the Credit Agreement and other Transaction Documents. First Union covenants that it will not sell, transfer, syndicate, participate, pledge, encumber or otherwise assign, in whole or in part, all or any portion of its interests, obligations or liens in or under any of the Transaction Documents.

                                   ARTICLE III

                                  MISCELLANEOUS

          III.1 AMENDMENTS. (a) No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom by Junior Lien Holder, Borrower or any Issuer shall in any event be effective unless the same shall be in writing and signed by Senior Lien Holder and FSA, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Senior Lien Holder or FSA to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on Borrower, any Issuer or Junior Lien Holder in any case shall entitle Borrower, any Issuer or Junior Lien Holder to any other or further notice or demand in similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


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          (b)  Junior Lien Holder hereby acknowledges and agrees that FSA may direct each of the Owner Trustee (as defined in the Underlying Transaction Documents) or the Underlying Trustees to enter into amendments in accordance with the terms of the relevant Underlying Transaction Documents, but without Junior Lien Holder's consent, to make changes to the Underlying Transaction Documents that FSA believes in good faith are necessary, appropriate, or incidental to engaging and retaining a satisfactory successor servicer in the event of a servicer succession under the terms of the Underlying Transaction Documents, including, without limitation, any amendment entered into in accordance with the terms of the relevant Underlying Transaction Documents that make changes to (a) the duties or standard of care of the servicer or (b) the compensation paid to the servicer even if the change in compensation paid to the servicer reduces or eliminates the amount of Free Cash Flow.

          III.2 INDEMNIFICATION OF FSA AND SENIOR LIEN HOLDER. (a) NAFI hereby acknowledges and agrees that it shall upon demand, indemnify, protect, save, defend and hold harmless FSA and Senior Lien Holder, as the case may be, from and against any and all obligations, fees, liabilities, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses, including reasonable legal expenses and attorneys fees, of every kind and nature whatsoever (collectively, "INDEMNIFIABLE EXPENSES"), imposed on, incurred by, or asserted against FSA or Senior Lien Holder by any Person in connection with any
(i) Revived Claim and (ii) payments made by FSA in connection with preference payments made to Noteholders and Certificateholders, pursuant to certain provisions of the relevant Underlying Transaction Documents, including, but not limited to Section 4.05 of the 1995-1 and 1996-1 Pooling and Servicing Agreements, Section 5.19 of the 1997-1 and 1998-1 Indentures and Section 6.2 of the 1997-1 and 1998-1 Sale and Servicing Agreements.

          (b) NAFI hereby acknowledges and agrees that it shall upon demand, indemnify, protect, save, defend and hold harmless FSA and Senior Lien Holder, as the case may be, from Indemnifiable Expenses resulting in an out-of-pocket expenditure or payment by FSA or Senior Lien Holder to the extent such Indemnifiable Expenses resulted from the existence of the Transaction Documents or any of the accommodations, consents or waivers made by FSA and Senior Lien Holder with respect to First Union's rights or remedies thereunder.

          (c) First Union hereby acknowledges and agrees that it shall upon demand, indemnify, protect, save, defend and hold harmless FSA and Senior Lien Holder, as the case may be, from any Indemnifiable Expenses pursuant to subsections (a) and (b) above to the extent that NAFI has failed to fully indemnify FSA and Senior Lien Holder in accordance therewith.

          III.3 ADDITIONAL WAIVERS. (a) Junior Lien Holder, each Issuer and Borrower each hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Secured Obligations and this Agreement and any requirement that Senior Lien Holder protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Borrower, any Issuer or any other person or entity or the Subordinated Collateral.


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          (b)  Junior Lien Holder hereby acknowledges and agrees that, notwithstanding anything contained in the Credit Agreement or any other Transaction Document to the contrary, no obligation or liability shall become due and payable under the Credit Agreement at any time before the Final Insurance Termination Date if the effect of such obligation or liability becoming due would be to cause the Borrower to not be Solvent. Subject to the terms hereof, any amount that is prevented by operation of this restriction from becoming due and payable may, at the option of the Junior Lien Holder, become an arrearage that becomes due and payable no earlier than the first to occur of the date upon which Borrower can satisfy such obligation or liability in full in cash and remain Solvent and the day following the Final Insurance Termination Date.

          III.4 SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Transaction Documents and the making of the Loan.

          III.5 NO WAIVER BY SENIOR LIEN HOLDER OR FSA. No failure or delay on the part of Senior Lien Holder, FSA or the Underlying Trustees in the exercise of any power, right or privilege under this Agreement or any of the other Underlying Transaction Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          III.6 SEVERABILITY. Whenever possible, each provision of this Agreement, the Transaction Documents and the Underlying Transaction Documents shall be interpreted in such manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, the Transaction Documents or the Underlying Transaction Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

          III.7 IN FURTHERANCE OF SUBORDINATION. Notwithstanding the prohibition against the initiation, commencement or maintenance of any Proceeding with respect to Borrower or any Issuer, if any such Proceeding with respect to Borrower or any Issuer is nevertheless pending and not dismissed,

          (a) Senior Lien Holder and FSA are hereby irrevocably authorized and empowered (in their own names or in the name of Junior Lien Holder or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Sections 1.2(a) through 1.2(d), inclusive, and give acquittance therefor and, in the event Junior Lien Holder has failed to file a claim or proof of claim prior to the 30th day preceding any bar date or other date fixed as the last day for the filing of such claims or proofs of claim, to file claims and proofs of claim and take such other action. Junior Lien Holder hereby irrevocably appoints Senior Lien Holder and FSA, as such Junior Lien Holder's attorney-in-fact, with full power in the place and stead of such Junior Lien Holder and in the name of such Junior Lien Holder, Senior Lien Holder or FSA, or otherwise, from time to time, in Senior Lien Holder's or FSA's

LA/INTERCREDITOR AGREEMENT(FINAL)      10
discretion to take any action, execute any instrument or other document in connection with any Proceeding or enforce any security interest or other lien on the Subordinated Collateral securing payment to Junior Lien Holder;

          (b) Junior Lien Holder shall duly and promptly take such action (other than any action to commence or maintain a Proceeding) as any Senior Lien Holder or FSA may reasonably request to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Collateral; and

          (c) Notwithstanding any other provision hereof, Junior Lien Holder hereby agrees that any credit extended by Senior Lien Holder or FSA to Borrower or any Issuer or any refinancing arrangement of the Original Underlying Transactions consented to by FSA and the Senior Lien Holder (whether or not in connection with such Proceeding) shall be entitled to all the priorities, preferences and benefits of this Agreement.

          III.8 ENTIRE AGREEMENT; CONSTRUCTION; AMENDMENTS AND WAIVERS.

          (a) This Agreement, the Transaction Documents and the Underlying Transaction Documents constitute and contain the entire agreement among the parties and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

          (b) This Agreement is the result of negotiations between and has been reviewed by each of the parties and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against any party. The parties agree that they intend the literal words of this Agreement and that no parol evidence shall be necessary or appropriate to establish any party's actual intentions.

          (c) The right of Junior Lien Holder to exercise any remedies under the Credit Agreement or any other Transaction Document is subject to the terms of this Agreement. Notwithstanding anything in the Credit Agreement or in any other Transaction Document, until the Final Insurance Termination Date, all rights and remedies of Junior Lien Holder under the Credit Agreement, any other Transaction Document or otherwise, whether at law or in equity, is subject to and limited by this Agreement. In the event of any contradiction or ambiguity between any Transaction Document and this Agreement, the terms of this Agreement shall govern. All disputes with respect to the matters addressed in this Agreement shall be determined by reference to this Agreement exclusively and no provision of the Credit Agreement or any other Transaction Document should be interpreted as altering, amending, explaining or clarifying any provision of this Agreement.

          (d) Notwithstanding anything in the Credit Agreement or any other Transaction Document to the contrary, no obligation or liability shall become due and payable hereunder at any time before the Final Insurance Termination Date if the effect of such obligation or liability becoming due would be to cause the Borrower to not be

LA/INTERCREDITOR AGREEMENT(FINAL)      11

Solvent. Subject to the terms of this Agreement, any amount that is prevented by operation of this restriction from becoming due and payable may, at the option of Junior Lien Holder, become an arrearage that becomes due and payable no earlier than the first to occur of the date upon which Borrower can satisfy such obligation or liability in full in cash and remain Solvent and the day which is a year and a day following the Final Insurance Termination Date.

          III.9 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Eastern time) on a business day; provided that a hard copy of such notice is also sent pursuant to (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid.

Notices to Junior
Lien Holder:                First Union National Bank
                            One First Union Center
                            Attn: Reggie Imamura
                            301 South College Street, TW-10
                            Charlotte, NC 28288-0610
                            Telephone No.: (704) 374-6501
                            Telecopy No.:  (704) 374-3254

With copies to:             Stephen Whelan, Esq.
                            Thacher, Profitt & Wood
                            Two World Trade Center
                            New York, NY 10048
                            Telephone No.: (212) 912-7400
                            Telecopy No.:  (212) 912-7751

Notices to Issuers:         National Auto Finance 1995-1 Trust
                            Harris Trust and Savings Bank, as Trustee
                            311 West Monroe Street, 12th Floor
                            Chicago, IL 60606
                            Attention: Indenture Trust Administration
                            Telephone No.: (312) 461-6030
                            Telecopy No.:  (312) 461-3525

                            National Auto Finance 1996-1 Trust
                            Harris Trust and Savings Bank, as Trustee
                            311 West Monroe Street, 12th Floor
                            Chicago, IL 60606
                            Attention: Indenture Trust Administration
                            Telephone No.: (312) 461-6030
                            Telecopy No.:  (312) 461-3525


LA/INTERCREDITOR AGREEMENT(FINAL)      12

                            National Auto Finance 1997-1 Trust
                            c/o Wilmington Trust Company, as Owner Trustee Rodney Square North
                            1100 North Market Street
                            Wilmington, DE 19890
                            Attn: Corporate Trust Administration
                            Telephone No.: (302) 651-1000
                            Telecopy No.:  (302) 651-8882

                            National Auto Finance 1998-1 Trust
                            c/o Wilmington Trust Company, as Owner Trustee Rodney Square North
                            1100 North Market Street
                            Wilmington, DE 19890
                            Attn: Corporate Trust Administration
                            Telephone No.: (302) 651-1000
                            Telecopy No.:  (302) 651-8882

Notices to NAFI:            National Auto Finance Company, Inc.
                            Attn: Keith B. Stein
                            10302 Deerwood Park Blvd., Suite 100
                            Jacksonville, FL 32256
                            Telephone No.: (904) 996-2500
                            Telecopy No.:  (904) 996-2557

With copies to:             Morrison & Foerster LLP
                            Attn: Thomas Cassidy
                            1290 Avenue of the Americas
                            New York, NY 10104
                            Telephone No.: (212) 468-8000
                            Telecopy No.:  (212) 468-7900

Notices to Borrower:        National Auto Financial Auto Funding Trust
                            Attn: Keith B. Stein
                            10302 Deerwood Park Blvd., Suite 100
                            Jacksonville, FL 32256
                            Telephone No.: (904) 996-2500
                            Telecopy No.:  (904) 996-2557

With copies to:             Chase Manhattan Bank Delaware
                            Attn: Denis Kelly
                            1201 Market Street
                            Wilmington, DE 19801
                            Telephone No.: (302) 428-3372
                            Telecopy No.:  (302) 984-4903
and
                            Richards Layton & Finger
                            Attn: Tara Hoffner
                            920 King Street



LA/INTERCREDITOR AGREEMENT(FINAL)      13

                            One Rodney Square
                            Wilmington, DE 19801
                            Telephone No.: (302) 651-7708
                            Telecopy No.:  (302) 658-6548

Notices to Senior
Lien Holder:                Harris Trust and Savings Bank
                            311 West Monroe Street, 12th Floor
                            Chicago, IL 60606
                            Attention: Indenture Trust Administration
                            Telephone No.: (312) 461-6030
                            Telecopy No.:  (312) 461-3525

Wtih a copy to:             Seward & Kissel          Attn: Dotte Derrickson
                            One Battery Park Plaza
                            New York, NY 10004
                            Telephone No.: (212) 574-1334
                            Telecopy No.:  (212) 480-8421

Notices to FSA:             Financial Security Assurance, Inc.
                            Attn: Erroll Uhr
                            350 Park Avenue
                            New York, New York 10022-6022
                            Telephone No.: (212) 339-3425
                            Facsimile No.: (212) 339-3518

With a copy to:             Paul, Hastings, Janofsky & Walker LLP
                            555 South Flower, 23rd Floor
                            Los Angeles, California 90071
                            Attn: Hydee R. Feldstein
                            Telephone No.: (213) 683-6249
                            Facsimile No.: (213) 627-0705

          III.10 CONTINUING AGREEMENT; TRANSFER OF NOTES. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Senior Secured Obligations shall have fully satisfied or paid, (b) be binding upon Junior Lien Holder, each Issuer and Borrower and each of their respective successors and assigns, and (c) inure to the benefit of and be enforceable by Senior Lien Holder and FSA and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), to the extent Senior Lien Holder or FSA assigns or otherwise transfers its rights or obligations under any Underlying Transaction Document to any other person or entity, such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Senior Lien Holder or FSA, as applicable, under this Agreement or any Transaction Document. This Agreement shall terminate upon the Final Insurance Termination Date except with respect to Revived Claims and Sections 1.5, 3.2 and 3.11.


LA/INTERCREDITOR AGREEMENT(FINAL)      14

          III.11 CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH PARTIES PERTAINING TO THIS AGREEMENT OR TO ANY DISPUTE BETWEEN FSA, SENIOR LIEN HOLDER OR THE NOTEHOLDERS OR CERTIFICATEHOLDERS, ON THE ONE HAND, AND FIRST UNION ON THE OTHER, UNDER ANY OF THE TRANSACTION DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT PROVIDED, THAT SUCH PARTY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN, CITY OF NEW YORK AND, PROVIDED, FURTHER NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE FSA OR SENIOR LIEN HOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON ITS COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF FSA OR SENIOR LIEN HOLDER. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SUCH PARTY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER, EACH ISSUER AND JUNIOR LIEN HOLDER EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH FOR NOTICE IN SECTION 3.9 OF THIS AGREEMENT. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT.

          III.12 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to the conflict of laws provisions thereof.

          III.13 PAYMENT OF COUNSEL FEES AND EXPENSES. The Borrower agrees to pay upon demand, the reasonable fees and expenses of Paul, Hastings, Janofsky & Walker, LLP, special counsel to FSA, in connection with the negotiation, preparation, approval, execution and delivery of this Agreement and the other related Transaction Documents.

          III.14 NO DUTIES IMPOSED ON SENIOR LIEN HOLDER. The rights granted to Senior Lien Holder and FSA hereunder are solely for their protection and nothing herein contained shall impose on Senior Lien Holder or FSA any duties with respect to the Collateral or any property of Borrower, any Issuer or Junior Lien Holder received


LA/INTERCREDITOR AGREEMENT(FINAL)      15
hereunder. Neither Senior Lien Holder nor FSA shall have any duty to preserve rights against prior parties in any instrument or chattel paper received hereunder.

          III.15 SPECIFIC PERFORMANCE. Senior Lien Holder and FSA are hereby authorized to demand specific performance of this Agreement, whether or not Borrower, any Issuer or Junior Lien Holder shall have complied with any of the provisions hereof applicable to it, at any time when Borrower, any Issuer or Junior Lien Holder shall have failed to comply with any of the provisions of this Agreement applicable to it. Borrower, each Issuer and Junior Lien Holder each hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

          III.16 AUTHORITY OF TRUSTEES. NAFI and FSA by their execution of this Agreement, hereby direct Chase Manhattan Bank Delaware, not in its individual capacity but solely as Owner Trustee of National Financial Auto Funding Trust and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee of National Auto Finance 1997-1 Trust and National Auto Finance 1998-1 Trust to acknowledge, agree to, execute and deliver this Agreement on behalf of National Financial Auto Funding Trust and National Auto Finance 1997-1 Trust and National Auto Finance 1998-1 Trust, respectively. In connection herewith, Wilmington Trust Company and Chase Manhattan Bank Delaware shall be afforded all of the rights, protections, immunities and indemnities provided in the Underlying Agreements as if the same were specifically set forth herein.

          III.17 LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by each of Wilmington Trust Company and Chase Manhattan Bank Delaware, not individually or personally, but solely as Owner Trustee of the respective Trusts, in the exercise of the powers and authority conferred and vested in each under each respective Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower and the Issuers is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company or Chase Manhattan Bank Delaware but is made and intended for the purpose of binding only the Borrower and the Issuers, respectively, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company or Chase Manhattan Bank Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) under no circumstances shall Wilmington Trust Company or Chase Manhattan Bank Delaware be personally liable for the payment of any indebtedness or expenses of Borrower or the Issuers or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower or Issuers under this Agreement or any other related documents, and (e) each of the representations, undertakings and agreements herein made on the part of the Borrower or Issuers is made and intended not as representations, undertakings and agreements by Wilmington Trust Company or Chase Manhattan Bank Delaware, in their respective capacity as Owner Trustee or individually, but rather is made and intended for the purpose for binding only the Borrower or Issuers respectively.


LA/INTERCREDITOR AGREEMENT(FINAL)      16

          III.18 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall together constitute but one agreement.

                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE.]



LA/INTERCREDITOR AGREEMENT(FINAL)      17

          IN WITNESS WHEREOF, each of Junior Lien Holder, Borrower, each Issuer, each Senior Lien Holder and FSA has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                             JUNIOR LIEN HOLDER

                                  FIRST UNION NATIONAL BANK

                                  By: /s/ C. BRAND HOSFORD
                                    -------------------------------------
                                  Title:  C. BRAND HOSFORD
                                        ---------------------------------
                                          VICE PRESIDENT

                             BORROWER

                                 NATIONAL FINANCIAL AUTO FUNDING
                                 TRUST
                                 By: Chase Manhattan Bank Delaware, not in its individual capacity but solely as Owner Trustee

                                 By: /s/ DENIS KELLY
                                    -------------------------------------
                                 Title:  DENIS KELLY
                                       ----------------------------------
                                         TRUST OFFICER

                             ISSUERS

                                 NATIONAL AUTO FINANCE 1995-1 TRUST
                                 By: Harris Trust and Savings Bank, not in its individual capacity but solely as Trustee

                                 By: /s/ E. KAY LIEDERMAN
                                    -------------------------------------
                                 Title:  VICE PRESIDENT
                                       ----------------------------------

                                 NATIONAL AUTO FINANCE 1996-1 TRUST
                                 By: Harris Trust and Savings Bank, not in its individual capacity but solely as Trustee

                                 By: /s/ E. KAY LIEDERMAN
                                    -------------------------------------
                                 Title:  VICE PRESIDENT
                                       ----------------------------------

                                 NATIONAL AUTO FINANCE 1997-1 TRUST
                                 By: Wilmington Trust Company, not in its
                                 individual capacity but solely as Owner Trustee

                                 By: /s/ EXECUTED BY AUTHORIZED OFFICER
                                       ----------------------------------
                                 Title: Senior Financial Services Officer
                                       ----------------------------------

                                 NATIONAL AUTO FINANCE 1998-1 TRUST
                                 By: Wilmington Trust Company, not in its
                                 individual capacity but solely as Owner Trustee

                                 By: /s/ EXECUTED BY AUTHORIZED OFFICER
                                       ----------------------------------
                                 Title: Senior Financial Services Officer
                                       ----------------------------------

                             NAFI

                                NATIONAL AUTO FINANCE, COMPANY, INC.

                                By:    /s/ KEITH B. STEIN
                                   ---------------------------------------------
                                Title: Chief Executive Officer and Vice Chairman
                                      ------------------------------------------

                             FSA

                                Financial Security Assurance, Inc.


                                 By: /s/ RICHARD J. BAUERFELD
                                       ----------------------------------
                                 Title:      MD
                                       ----------------------------------

                             SENIOR LIEN HOLDER

                               HARRIS TRUST AND SAVINGS BANK,
                               as Trustee, Trust Collateral Agent and Collateral Agent for the 1995-1 Trust, 1996-1 Trust, 1997-1 Trust and 1998-1 Trust

                               By: /s/ E. KAY LIEDERMAN
                                  -------------------------------------
                               Title:  VICE PRESIDENT
                                     ----------------------------------


                                       22